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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 13, 2003


                                VECTOR GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-5759                                 65-0949535
          (Commission File Number)          (I.R.S. Employer Identification No.)


  100 S.E. SECOND STREET, MIAMI, FLORIDA                  33131
  (Address of principal executive offices)             (Zip Code)


                                 (305) 579-8000
              (Registrant's telephone number, including area code)


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ITEM 7. Financial Statements, Pro Forma Financial Information

         (c) The following exhibit is furnished as part of this Current Report on Form 8-K.

             Exhibit No.               Exhibit
             -----------               --------
             99.1                      Press Release issued November 13, 2003

ITEM 12. Results of Operations and Financial Condition

         On November 13, 2003, Vector Group Ltd. announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VECTOR GROUP LTD.




                                       By: /s/ JOSELYNN D. VAN SICLEN
                                           ------------------------------------
                                           Joselynn D. Van Siclen
                                           Vice President and Chief Financial
                                           Officer


Date: November 13, 2003






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